SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 17, 2004

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (763) 764-7600

Item 5.    Other Events.

        On February 17, 2004, the Registrant issued a press release in connection with a presentation at the Consumer Analyst Group of New York (CAGNY) Conference. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibit.

(c)	Exhibits. The following exhibit is filed as part of this report:

99.1	Press release of General Mills, Inc. dated February 17, 2004

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2004	GENERAL MILLS, INC.
	By:	/s/ Siri S. Marshall

	Name:	Siri S. Marshall
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of General Mills, Inc. dated February 17, 2004